                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K/A

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):

                                   OCTOBER 6, 1997


                               DNAP HOLDING CORPORATION
                (Exact name of Registrant as specified in its charter)



    Delaware                        0-12177                75-2632242
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)



                  6701 San Pablo Avenue, Oakland, California  94608
            (Address of principal executive offices)        (Zip Code)



                 Registrant's telephone number, including area code:

                                    (510) 547-2395

The Registrant's current report on Form 8-K filed on October 21, 1997 to report the acquisition by the Registrant on October 6, 1997 of the minority interests owned by members of the Batiz family (the "Batiz family") in International Produce Holding Company, a Delaware corporation ("IPHC") and Agricola Batiz, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("ABSA"), is amended to provide pro forma financial information as required by item 7(b) of the report. There are no other changes to the report as filed.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (b)  PRO FORMA FINANCIAL INFORMATION

         Unaudited pro forma condensed financial information of DNAP Holding Corporation and its subsidiaries filed as part of this report:

              Unaudited pro forma condensed balance sheet as of September 30, 1997.

              Unaudited pro forma condensed statement of operations for the year ended December 31, 1996.

              Unaudited pro forma condensed statement of operations for the nine months ended September 30, 1997.

              Notes to unaudited pro forma condensed financial statements.

                 UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

    Set forth below are certain unaudited pro forma condensed financial statements of DNAP Holding Corporation presenting the pro forma effects of the acquisition of the minority interests in IPHC and ABSA, assuming that such transaction occurred as of September 30, 1997 for the condensed balance sheet and as of January 1, 1996 for the condensed statements of operations. The pro forma condensed financial statements are based on historical financial statements of DNAP Holding Corporation, giving effect to the acquisition applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the pro forma condensed financial statements. The unaudited condensed pro forma financial statements should be read in conjunction with the company's historical financial statements and notes thereto. The pro forma condensed financial statements are not necessarily indicative of what actual results of operations would have been for the periods had the transaction occurred on the dates indicated, nor are they necessarily indicative of future operating results or financial position.

                           DNAP HOLDING CORPORATION

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                           Thousands of U.S. Dollars

                                                AS OF SEPTEMBER 30, 1997
                                        ---------------------------------------
                                             DNAP       Pro forma     Pro forma
                                        Holding Corp.  Adjustments     Results
                                        -------------  -----------    ---------
ASSETS
Current assets:
Cash and cash equivalents                  $  5,349      $ 2,122 (2)   $  7,471
Accounts receivable                          16,729         (296)(2)     16,433
Notes receivable from related parties         2,719       (1,826)(2)        893
Advances to growers                           6,684                       6,684
Inventories                                  15,482                      15,482
Other current assets                            943                         943
                                           --------      -------       --------
  Total current assets                       47,906           --         47,906
                                           --------      -------       --------
Property, plant and equipment, net           35,002                      35,002
Patents and trademarks, net                  13,566                      13,566
Goodwill, net                                18,613       12,094 (1)     30,707
Deferred income taxes                         2,851                       2,851
Advances to related parties towards
 Purchase of shares                           5,000       (5,000)(1)         --
Other assets                                  1,634                       1,634
                                           --------      -------       --------
  Total assets                             $124,572      $ 7,094       $131,666
                                           --------      -------       --------
                                           --------      -------       --------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term bank loans                      $ 44,953                    $ 44,953
Short-term notes payable to the former
 owners of ABSA and IPHC                         --      $ 2,248 (1)      2,248
Current portion of long-term debt               440                         440
Accounts payable and accrued expenses        19,657                      19,657
Accounts due to related parties              12,493        2,561 (1)     15,054
Deferred income taxes                         3,404                       3,404
                                           --------      -------       --------
  Total current liabilities                  80,947        4,809         85,756
Long-term debt                                2,489                       2,489
Long-term notes payable to the former
 owners of ABSA and IPHC                         --        4,972 (1)      4,972
                                           --------      -------       --------
  Total liabilities                          83,436        9,781         93,217
                                           --------      -------       --------
Minority interest                             6,024       (2,687)(1)      3,337
                                           --------      -------       --------
Stockholders' equity:
Preferred stock, $.01 par value, 5,000
 shares authorized, no shares issued
 and outstanding                                 --                          --
Common stock, $.01 par value, 25,000,000
 shares authorized, 18,370,640 shares
 issued and outstanding                         184                         184
Additional paid-in capital                   78,720                      78,720
Accumulated deficit                         (43,665)                    (43,665)
Cumulative translation adjustment              (127)                       (127)
                                           --------      -------       --------
Total stockholders' equity                   35,112                      35,112
                                           --------      -------       --------
  Total liabilities and stockholders'
   equity                                  $124,572      $ 7,094       $131,666
                                           --------      -------       --------
                                           --------      -------       --------

     See accompanying notes to pro forma condensed financial statements.

                           DNAP HOLDING CORPORATION

            PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                           Thousands of U.S. Dollars
                          (except per share amounts)

                                                          YEAR ENDED DECEMBER 31, 1996
                                                    ---------------------------------------
                                                         DNAP       Pro forma     Pro forma
                                                    Holding Corp.  Adjustments     Results
                                                    -------------  -----------    ---------
Total revenues                                        $ 192,985                   $ 192,985
                                                       ---------    ---------     ---------

Cost of sales                                          (176,353)                   (176,353)
Selling and administrative expenses                     (16,195)                    (16,195)
Research and development expenses                        (1,244)                     (1,244)
Purchased research and development                      (12,900)                    (12,900)
Amortization of goodwill, patents and trademarks         (1,008)         (605)(3)    (1,613)
                                                       ---------    ---------     ---------
                                                       (207,700)         (605)     (208,305)
                                                       ---------    ---------     ---------

Operating income (loss)                                 (14,715)         (605)      (15,320)
                                                       ---------    ---------     ---------

Interest expense                                         (5,651)       (1,482)(4)    (7,133)
Interest income                                           2,169                       2,169
Exchange gain (loss), net                                   569                         569
Other non-operating income (expense)                      2,058                       2,058
                                                       ---------    ---------     ---------
                                                           (855)       (1,482)       (2,337)
                                                       ---------    ---------     ---------

Income (loss) before income tax                         (15,570)       (2,087)      (17,657)

Income tax benefit (expense)                             (2,738)                     (2,738)
                                                       ---------    ---------     ---------

Net income (loss) before minority interest              (18,308)       (2,087)      (20,395)

Minority interest in net loss (income) of subsidiaries     1,274       (1,209)(5)        65
                                                       ---------    ---------     ---------

Net income (loss)                                      $ (17,034)   $  (3,296)    $ (20,330)
                                                       ---------    ---------     ---------
                                                       ---------    ---------     ---------

Net income (loss) per Share                            $  ( 1.19)                 $   (1.42)
                                                       ---------                  ---------
                                                       ---------                  ---------
Weighted average shares outstanding                       14,286                     14,286

      See accompanying notes to pro forma condensed financial statements.




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                                      -5-

                           DNAP HOLDING CORPORATION

            PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                           Thousands of U.S. Dollars
                          (except per share amounts)

                                                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                    ---------------------------------------
                                                         DNAP       Pro forma     Pro forma
                                                    Holding Corp.  Adjustments     Results
                                                    -------------  -----------    ---------
Total revenues                                        $ 204,288                   $ 204,288
                                                      ---------     ----------    ---------

Cost of sales                                          (191,701)                   (191,701)
Selling and administrative expenses                     (17,980)                    (17,980)
Research and development expenses                        (3,697)                     (3,697)
Purchased research and development                       (2,813)                     (2,813)
Amortization of goodwill, patents and trademarks         (1,850)         (454)(3)    (2,304)
                                                      ---------     ----------    ---------
                                                       (218,041)         (454)     (218,495)
                                                      ---------     ----------    ---------

Operating income (loss)                                 (13,753)         (454)      (14,207)
                                                      ---------     ----------    ---------

Interest expense                                         (3,850)       (1,144)(4)    (4,994)
Interest income                                             769                         769
Exchange gain (loss), net                                   373                         373
Other non-operating income (expense)                        647                         647
                                                      ---------     ----------    ---------
                                                         (2,061)        (1,144)      (3,205)
                                                      ---------     ----------    ---------

Income (loss) before income tax                         (15,814)        (1,598)     (17,412)

Income tax benefit (expense)                               (984)                       (984)
                                                      ---------     ----------    ---------

Net income (loss) before minority interest              (16,798)        (1,598)     (18,396)

Minority interest in net loss (income) of subsidiaries    3,061         (2,616)(5)      445
                                                      ---------     ----------    ---------

Net income (loss)                                     $ (13,737)    $   (4,214)   $ (17,951)
                                                      ---------     ----------    ---------
                                                      ---------     ----------    ---------

Net income (loss) per Share                           $   (0.75)                  $   (0.98)
                                                      ---------                   ---------
                                                      ---------                   ---------
Weighted average shares outstanding                      18,371                      18,371

      See accompanying notes to pro forma condensed financial statements.




            [ The remainder of this page left blank intentionally ]

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NOTE (1)

Adjustment to record the acquisition of the minority interest of ABSA and IPHC. Consideration paid comprises $14.8 million. Debt obtained from: ELM $7.6 million; Debt to the Batiz family: $2.2 million as short-term and $ 5.0 million as a long-term.


NOTE (2)

Adjustment to record the collection of receivables from related parties (Batiz family) of $2.1 million at the closing.

NOTE (3)

Adjustment to record amortization of the goodwill acquired from the purchase of the minority interest of ABSA $6.0 million and IPHC $6.1 million on a twenty-year amortization period.


NOTE (4)

Adjustment to record interest expense related to the short and long term debt to ELM and the Batiz family.


NOTE (5)

Adjustment to reflect the effect of the new stockholders' equity on the net income of the corporation.


NOTE (6)

As the Company further evaluates the purchase price allocation related to the acquisition of the Batiz family minority interests in ABSA and IPHC, adjustments may be made to the purchase price allocation as reflected in the pro forma condensed financial statements.



            [The remainder of this page left blank intentionally]

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 26, 1997                DNAP HOLDING CORPORATION


                                       By: /s/ ARTHUR H. FINNEL
                                          ----------------------------------
                                          Arthur H. Finnel,
                                          Executive Vice President


















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